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                                                                     EXHIBIT 3.3

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                     EASTERN ENVIRONMENTAL SERVICES, INC.

    The undersigned being the President and Secretary of Eastern Environmental Services, Inc. (the "Corporation"), hereby certify that:

    FIRST:   The name of the Corporation is Eastern Environmental Services, Inc.

    SECOND: The Certificate of Incorporation was filed by the Secretary of State on April 8, 1987.

    THIRD: The Certificate of Incorporation is hereby amended to delete a provision therein allowing for a court-supervised compromise of the Company's debts upon the agreement of the Company and three-fourths of the Company's creditor class.

    FOURTH: To accomplish the foregoing amendment, Article SEVENTH is hereby deleted in its entirety, and shall henceforth be of no further force and effect. The remaining Articles EIGHTH, NINTH, TENTH, and ELEVENTH shall be re-numbered accordingly, to henceforth be known as Articles SEVENTH, EIGHTH, NINTH, and TENTH, respectively.

    FIFTH: The foregoing amendment was adopted by the directors and shareholders of the Corporation at duly called meetings of the board and shareholders, respectively, in accordance with the provisions of Section 242 of the General Corporation Law.

    IN WITNESS WHEREOF, this Certificate is subscribed this 22nd day of July, 1997, by the undersigned who affirm under penalties of perjury that the statements contained herein are true and correct.


                        /s/ Louis D. Paolino
                        --------------------------------
                        Louis D. Paolino, Jr., President

                        /s/ Robert M. Kramer
            ATTEST:     --------------------------------
                        Robert M. Kramer, Secretary